THIRD AMENDMENT TO SUBORDINATION AGREEMENT


          THIRD AMENDMENT, dated as of April 12, 1993 (this "Third Amendment"), among BERLINER HANDELS -- UND FRANKFURTER BANK ("BHF"), NATIONAL WESTMINSTER BANK AG and SCHWEIZERISCHE KREDITANSTALT (DEUTSCHLAND) AG, each a bank organized under the laws of the Federal Republic of Germany (collectively, the "Subordinated Creditor"), ARROW ELECTRONICS, INC., a New York corporation (the "Obligor"), and BANKERS TRUST COMPANY, a New York corporation, as collateral agent (in such capacity, the "Collateral Agent"), to the Subordination Agreement, dated as of September 27, 1991 (as from time to time amended, supplemented or otherwise modified, the "Subordination Agreement"), made by BHF and the Obligor in favor of the Banks (as hereinafter defined), the Purchasers (as hereinafter defined) and the Collateral Agent.

                             W I T N E S S E T H :


          WHEREAS, the Obligor is the borrower party to the Credit Agreement, dated as of September 27, 1991 (as from time to time amended, supplemented or otherwise modified, the "Credit Agreement"), with the financial institutions named as lenders therein (the "Banks") and the Co-Agents named therein, Chemical Bank (as successor by merger to Manufacturers Hanover Trust Company), as Administrative Agent, and Bankers Trust Company (as successor in interest to BT Commercial Corporation);

          WHEREAS Arrow Electronics GmbH, a German corporation ("Arrow GmbH"), is a direct subsidiary of the Obligor;

          WHEREAS, Arrow GmbH has entered into a certain Credit Agreement, dated April 14, 1993 (the "Arrow GmbH Credit Agreement"), among the Subordinated Creditor, Arrow GmbH and BHF, as agent, as the same may from time to time be amended, supplemented or otherwise modified, and the Arrow GmbH Credit Agreement is to replace the Loan Agreement, dated January 16, 1990, between BHF and Arrow GmbH, as amended by a Loan Agreement, dated January 27, 1993, between BHF and Arrow GmbH;

          WHEREAS, in connection with the Arrow GmbH Credit Agreement, the Obligor has entered into a certain Guaranty, dated April 14, 1993, amending the existing Subordinated Guaranty (as defined in the Subordinated Agreement); and

          WHEREAS, the Subordinated Creditor and the Obligor are grantor parties to the Subordination Agreement, in favor of the Banks, the Purchasers and the Collateral Agent;

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          NOW THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

          1. Defined Terms. Terms defined in the Subordination Agreement are used herein with the meanings set forth in the Subordination Agreement unless otherwise defined herein.

          2. Amendment to Preamble and Recitals. (a) The preamble to the Subordination Agreement is hereby amended by deleting therefrom "(the "Subordinated Creditor")".

          (b) The recitals of the Subordination Agreement are hereby amended by deleting therefrom the fourth paragraph and substituting, in its place, the following paragraph:

          "WHEREAS, Berliner Handels -- Und Frankfurter Bank and Arrow GmbH are parties to the loan Agreement, dated January 16, 1990, as amended by the Loan Agreement, dated January 27, 1993, between Arrow GmbH and Berliner Handels -- Und Frankfurter Bank, and as replaced by the Credit Agreement, dated April 14, 1993, among Berliner Handels -- Und Frankfurter Bank, National Westminster Bank AG, and Schweizerische Kreditanstalt (Deutschland) AG (collectively, the "Subordinated Creditor") and Berliner Handels -- Und Frankfurter Bank, as Agent, (such Loan Agreements and such Credit Agreement, as from time to time amended, supplemented or otherwise modified, being hereinafter referred to collectively as the "Arrow GmbH Loan Agreement");"; and

          (c) The recitals of the Subordination Agreement are hereby further amended by deleting therefrom the seventh paragraph and substituting, in its place, the following paragraph:

          "WHEREAS, the Arrow GmbH Loans are guaranteed by the Obligor pursuant to a Guaranty, dated January 16, 1990, as amended by a Guaranty, dated January 27, 1993 and as further amended by a Guaranty dated April 14, 1993 (the "Subordinated Guaranty"), made by the Obligor in favor of the Subordinated Creditor;".

          3. Global Amendment to Subordination Agreement. From and after the Third Amendment Effective Date, the capitalized term "Subordinated Creditor" in each place such capitalized term appears in the Subordination Agreement shall be deemed to mean Berliner Handels -- Und Frankfurter Bank, National Westminster Bank AG and Schweizerische Kreditanstalt (Deutschland) AG, each a bank organized under the laws of the Federal Republic of Germany.

          4. Representations and Warranties. (a) The representations and warranties of the Subordinated Creditor and the Obligor contained in Section 10 of the Subordination Agreement are hereby incorporated herein by reference, provided that each reference therein to the Agreement shall be deemed to be a

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reference to this Third Amendment and to the Subordination Agreement as amended by this Third Amendment.

          (b) The Subordinated Creditor and the Obligor hereby represent and warrant that the representations and warranties described in paragraph (a) above are true and correct on and as of the date hereof as if made on and as of such date.

          5. Conditions to Effectiveness. This Third Amendment shall become effective (the date of effectiveness, the "Third Amendment Effective Date") upon the execution and delivery of counterparts hereof by the parties hereto.

          6. Continuing Effect. Except as expressly amended, waived or modified hereby, the Subordination Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. Any reference to the "Subordination Agreement" in the Credit Agreement, the Note Purchase Agreement or any of the documents executed in connection with either thereof shall be deemed to be a reference to the Subordination Agreement as amended by this Third Amendment.

          7. Counterparts. This Third Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

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          8.   GOVERNING LAW.  THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.


          IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Subordination Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                         BERLINER HANDELS -- UND FRANKFURTER
                                          BANK


                                         By: /s/
                                             -------------------------------
                                         Title: EVP VP
                                               -----------------------------


                                         NATIONAL WESTMINSTER BANK AG


                                         By: /s/ B.A.
                                             -------------------------------
                                         Title:
                                               -----------------------------



                                         SCHWEIZERISCHE KREDITANSTALT
                                          (DEUTSCHLAND) AG


                                         By: /s/
                                             -------------------------------
                                         Title:
                                               -----------------------------


                                         ARROW ELECTRONICS, INC.


                                         By: /s/
                                             -------------------------------
                                         Title: Senior V.P.



Accepted and agreed to by:

BANKERS TRUST COMPANY,
 as Collateral Agent


By:
   --------------------------------
      Title: